EXHIBIT 32.1

CERTIFICATION
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of T-Bay Holdings, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 10-K for the fiscal year ended March 31, 2010 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to T-Bay Holdings, Inc. and will be retained by T-Bay Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: June 29, 2010	/s/ Xiaofeng Li
Xiaofeng Li, Chief Executive Officer